Exhibit 10.11


                          FORM OF CONSENT

          CONSENT, dated  as  of  April  28,  1995 (this "Consent"), to the
Senior Note Agreement, dated as of January 29, 1993, as amended, supplemented or otherwise modified (the "SENIOR NOTE AGREEMENT"), between Berlitz International, Inc., a New York corporation (the "COMPANY"), and [Senior Noteholder] (the "PURCHASER").

                        W I T N E S S E T H

          WHEREAS, pursuant to the Senior Note Agreement, the Company agreed to issue and sell to the Purchaser and the Purchaser agreed to purchase from the Company certain Senior Notes; and

          WHEREAS, the Company has requested that the Purchaser consent to certain amendments to the Escrow Agreement constituting one of the Global Peace Plan Agreements, and, upon this Consent becoming effective, the Purchaser so consents.

          NOW THEREFORE, the parties hereto hereby agree as follows:

          I. DEFINED TERMS. Terms defined in the Senior Note Agreement and used herein shall have the meanings given to them in the Senior Note Agreement.

          II.  Consent.

          The Purchaser hereby consents and agrees that notwithstanding the provisions of subsection 6K of the Senior Note Agreement, the Company may enter into an Amendment to Escrow Agreement in substantially the form of Annex A hereto providing for certain amendments to the Escrow Agreement dated as of January 28, 1993 by and among Maxwell Communication Corporation PLC, the Company and IBJ Schroeder Bank & Trust Company, as escrow agent (the "Escrow Agreement Amendment"), provided that this Consent is given subject to the understanding that it shall become void and of no force or effect if, without first obtaining the prior written consent of the Purchaser, the Company shall agree to (a) a withdrawal of cash or any other asset from the Escrow Fund (as defined in such Escrow Agreement) in exchange for a deposit in the Escrow Fund of shares of Common Stock of the Company ("Berlitz Shares") or any other asset (except that, without obtaining the prior written consent of the Purchaser, (i) the Company may agree to the withdrawal from the Escrow Fund on or about the effective date of the Escrow Agreement Amendment of cash in the amount of not more than $5,643,000 in exchange for the deposit therein at such time of at least 627,000 Berlitz Shares and (ii) the Company may agree to the withdrawal from the Escrow Fund at any time of Berlitz Shares in exchange for the deposit therein of cash in an amount at least equal to the product of $9 and the number of Berlitz Shares so withdrawn), (b)
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a valuation of Berlitz Shares, in accordance with the provisions of Section
3.05 of said Escrow Agreement, as amended, at a price less than $9 per share or (c) a termination of said Escrow Agreement prior to September 15, 1996.

          III.  General.

          1. REPRESENTATION AND WARRANTIES. To induce the Purchaser to enter into this Consent, the Company hereby represents and warrants to the Purchaser, as of the effective date of this Consent, that no Default or Event of Default will have occurred and be continuing.

          2. EFFECTIVENESS. This Consent shall become effective on the date upon which counterparts hereof (or facsimile copies thereof), duly executed by the Company and each of the Company's Subsidiaries for which a signature line is set forth below shall have been received by the Purchaser.

          3.   PAYMENT  OF  EXPENSES.    The  Company  agrees  to  pay  the
reasonable fees and disbursements of the Purchaser in connection with the execution and delivery of this Consent.

          4. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly modified hereby, the provisions of the Senior Note Agreement and the Senior Notes are and shall remain in full force and effect.

          5. GOVERNING LAW; COUNTERPARTS. (a) This Consent and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Consent may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the signed copies of this Consent shall be lodged with the Company and the Purchaser. This Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

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          IN WITNESS WHEREOF, the parties hereto have  caused  this Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   BERLITZ INTERNATIONAL, INC.

                                   By:_________________________

                                   Title:______________________

                                   [PURCHASER]

                                   By:_________________________

                                   Title:______________________

The undersigned do hereby
consent to the terms and
conditions of the foregoing
Consent.

BERLITZ PUBLISHING COMPANY, INC.

By:____________________________

Title:_________________________


BERLITZ LANGUAGES, INC.

By:____________________________

Title:_________________________


BERLITZ FINANCIAL CORPORATION

By:____________________________

Title:_________________________

BERLITZ INVESTMENT CORPORATION

By:___________________________

Title:________________________



BENESSE CORPORATION
(Formerly Fukutake Publishing Co., Ltd.)

By:___________________________

Title:________________________


FUKUTAKE HOLDINGS (AMERICA), INC.

By:___________________________

Title:________________________